Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 17 – Subsequent Events

The following subsequent events were evaluated on April 2, 2026, the date the financial statements were issued.

During the period from January 1, 2026 to April 2, 2026, the Company withdrew additional $634,237 (RMB 4,435,280) from the loan mentioned in Note 9. The maturity date of the loan is 12 months, with an interest rate of 2.65% per annum.

On March 27, 2026, the Company obtained a loan from Bank of China of $1,429,981 (RMB 10,000,000), which is guaranteed by Hong Wan. The loan bears an interest rate of 2.24% per annum and matures on March 26, 2027.

On March 16, 2026, the Company entered into a borrowing agreement with a third party, pursuant to which the Company provides a loan facility of $4,289,943 (RMB 30,000,000) to the third party. As of April 2, 2026, the balance of loan lent to the third party is $4,146,945 (RMB 29,000,000).